UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court
Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2019

DATE OF REPORTING PERIOD:	January 1, 2019 through December 31, 2019

EXPLANATORY NOTE

The following amends the Form N-CSR filing dated February 12, 2020 Accession Number 0001387131-20-001448. This amended report on Form N-CSR for Calamos Advisors Trust (the "Registrant") relates solely to Item 1 for the Calamos Growth and Income Portfolio and is being filed to add the city and state where issued for the report of Deloitte & Touche LLP contained in the annual report, which was inadvertently omitted from the report in the original filing. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Growth and Income Portfolio

ANNUAL REPORT DECEMBER 31, 2019

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Contract Owners1

Investment Team Discussion3

Expense Overview6

Schedule of Investments8

Statement of Assets and Liabilities13

Statement of Operations14

Statements of Changes In Net Assets15

Notes to Financial Statements16

Financial Highlights23

Report of Independent Registered
Public Accounting Firm24

Trustee Approval of
Management Agreement25

Trustees and Officers27

Liquidity Risk Management Program30

Tax Information31

Letter to Contract Owners

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Holder:

Welcome to your annual report for the 12-month period ended December 31, 2019. In this report, you will find commentary from the Calamos investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Growth and Income Portfolio.

Calamos Growth and Income Portfolio follows a time-tested strategy to pursue consistent performance over full market cycles, as well as income. The portfolio is managed to provide lower volatility participation in the stock market, which we believe makes it a compelling choice for long-term asset allocation needs. Over the recent fiscal year, the Portfolio’s risk-managed approach earned a healthy return and captured the majority of the gains of the all-equity S&P 500 Index. The portfolio also delivered distributions that totaled approximately 3.24% of its NAV as of December 31, 2019. This distribution included income of approximately $0.26 per share.

Market Review

The U.S. stock market provided strong returns in 2019, and convertible securities participated in a significant portion of the upside. However, it was not always smooth sailing. The year saw shifts in market leadership and broader-based sell-offs, due to shifting sentiment about U.S.-China trade, central bank policy, a range of geopolitical unknowns and broader global growth concerns. As the year came to a close, market participants were in an upbeat frame of mind, encouraged by a cooling of trade tensions between the U.S. and China and accommodative Federal Reserve policy—both of which had powerful ripple effects around the world.

Outlook

Our view is that the U.S. economy is positioned for continued expansion in 2020, with fiscal policy and deregulation serving as sustaining tailwinds. Low unemployment, healthy consumer activity, and accommodative Federal Reserve policy further support our view that the U.S. can extend its growth trajectory. Inflation may rise a bit in these next quarters, but not to the extent that it derails the economy. Against this backdrop, we believe stocks can continue to provide capital appreciation and dividends.

2   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Letter to Contract Owners

In 2019, market participants were concerned about the Federal Reserve’s next steps, trade with China, and Brexit. These worries have lessened, but investors should be prepared for sideways moving markets, drawdowns, and shifts in market leaders. The volatility triggered by the global coronavirus outbreak illustrates how quickly the markets can change course in response to unprecedented and unexpected events. We expect the U.S. election cycle to contribute to volatility as well, while geopolitical risk remains high. This is a stock picker’s market, where security selection and sector selection will be important differentiators.

We believe Calamos Growth and Income Portfolio’s active, innovative approach is well suited to the economic and market environment we expect. As we discuss in the pages that follow, our investment team is focused on companies with quality attributes, and are finding opportunities in growth oriented names as well as dividend paying companies.

Unlike traditional balanced strategies that only rely on stocks and bonds, Calamos Growth and Income Portfolio draws from a wider array of growth-and-income-producing investments, including convertible securities. With active management, convertibles can provide many advantages. The fixed-income characteristics of convertible securities (for example, coupon income) may mitigate exposure to downward moves in the stock market.

Additionally, convertibles have outperformed traditional investment grade bonds during periods of rising rates. Although we expect the Federal Reserve to remain accommodative, it’s important to remember that long-term interest rates are also influenced by inflation and event-driven risk and can rise suddenly. Calamos Growth and Income Portfolio’s approach provides additional tools to address these potentialities versus strategies that are limited to bonds.

As always, we thank you for your continued trust. We are honored that you have chosen us to help you achieve your financial goals. I invite you to visit our website, www.calamos.com, for additional resources on asset allocation, the markets and the economy.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the 12-month period ended December 31, 2019, the Calamos Growth and Income Portfolio (the “Portfolio”) gained 25.56%, trailing the 31.49% return of the S&P 500 Index (the Portfolio’s benchmark) while finishing ahead of the ICE BofAML All U.S. Convertibles ex Mandatory Index 22.89% return.

In this Portfolio, we own equities and equity-sensitive convertible bonds or income producing convertible preferred stocks that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. During the year’s volatile equity market moves, the risk-conscious strategy captured 81% of its all-equity benchmark return in a risk-on calendar year. Portfolio sector allocations were modestly additive, while security selection added significant value during the period.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside protection over full market cycles via a quality-growth strategy. Since its inception on May 19, 1999, the Portfolio has returned 7.50% on an annualized basis versus a 6.37% annualized gain for the S&P 500 Index and 7.69% annualized increase for the ICE BofAML All U.S. Convertibles ex Mandatory Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertibles), equity and fixed income securities of U.S. companies. In pursuing its total return investment objective, the Portfolio’s investment team endeavors to use these different securities to strike the appropriate balance between risk and return with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility characteristics.

We believe the Portfolio’s historically lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.73 versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this offers lower downside capture, which is a critical part of our risk-management process, but it can also cause Portfolio results to lag the benchmark return during periods of strong equity market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since inception.

SECTOR WEIGHTINGS

Information Technology	22.5%
Financials	12.8
Health Care	12.3
Communication Services	11.3
Consumer Discretionary	10.1
Industrials	9.8
Consumer Staples	5.9
Utilities	3.8
Energy	3.4
Real Estate	2.2
Other	1.6
Materials	0.9

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

4   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

What factors influenced performance?

The U.S. equity market posted a strong return in the fourth quarter of 2019, with the S&P 500 Index gaining 9.07%. For 2019, the S&P 500 Index returned 31.49%, representing the best calendar year performance since 2013. While an impressive 12-month result, it should be remembered that a portion of the year’s phenomenal performance was due to the strong first quarter of 2019 (+13.65%), which was an offset to the prior quarter’s (4Q 2018) weakness when the market dropped -13.52%. Toward the end of the period, investors showed further confidence on the heels of tangible U.S.-China trade progress as well as the Fed’s third interest rate cut of the year. Along with the cut in rates, Fed Chairman Powell commented that a pause in cuts was likely, signaling that the U.S. economy was in favorable shape. Strong consumer spending and near-full employment also boosted investor confidence.

Within the U.S. equity market, as represented by the S&P 500 Index, a narrow set of winners led the way during the final quarter in information technology (+14.4%), health care (+14.3%) and financials (+10.5%). The top-two names in the S&P 500 Index, Microsoft and Apple, comprised approximately 8.5% of the market and approximately 20% of the index’s return for the fourth quarter. Communications services’ performance (+9.0%) was close to the overall market for the quarter. Index laggards included real estate (-0.6%), utilities (+0.8%), consumer staples (+3.5%), consumer discretionary (+4.5%), energy (+5.5%), industrials (+5.5%), and materials (+6.4%).

Despite an abundance of headline risks, the U.S. equity market proved extremely resilient and delivered gains throughout the year. In addition to participating in the upside, the Portfolio was better able to protect assets during market weakness in May, August and early October, pointing to the value of this approach over the long run.

Positive Influences on Performance

Health Care. The Portfolio’s favorable security selection and an average underweight allocation in health care promoted relative results. Particularly, health care equipment and biotechnology added to return.

Energy. An average underweight position in energy also added to the Portfolio’s performance. Integrated oil & gas and oil & gas equipment & services were the main contributors within this sector.

Negative Influences on Performance

Information Technology. Over the period, security selection and an average underweight position within the information technology sector dampened relative performance, as holdings in the technology hardware, storage & peripherals and application software industries impeded relative results.

Consumer Discretionary. Selection and an average underweight stance within the home improvement retail and general merchandise stores industries of the consumer discretionary sector underperformed.

How is the Portfolio positioned?

Through the year, we have maintained a portfolio that is well diversified by sector. Our bias toward businesses that we believe have the ability to offer growth in a lower-growth environment worked well for the better part of the period. There was a brief investor sentiment shift toward more cyclical and value-oriented investments at the end of the third quarter of 2019. As global growth metrics have improved, we have increased the portfolio’s sensitivity to cyclical growth in areas such as materials, real estate and consumer discretionary. We have reduced overall sensitivity to utilities and financials on strength within those sectors.

What closing thoughts do you have for Portfolio shareholders?

We have a constructive outlook for the U.S. and global economies, and believe the trajectory of the U.S. equity market should be upward. The U.S. has been a stronger economy relative to its global peers, but as the global economy improves, we believe the U.S. economy can continue to benefit as well. The U.S. equity market raced forward in the latter portion of the fourth quarter, as the Fed paused and observed that the U.S. economy is strong and should not require further interest rate cuts. While we are still constructive, sudden moves in the market may give rise to additional need for our risk-conscious equity strategy. We maintain our view that the U.S. economy does not appear to have near-term risk of recession and, as such, see favorable opportunities within the equity market. We will focus on businesses we believe have higher-quality earnings and offer more compelling growth in a positive, but lower-growth environment.

Investment Team Discussion

ANNUALIZED RETURN: SINCE INCEPTION (5/19/99) THROUGH 12/31/19

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 12/31/19

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/19

1 YEAR	3 YEARS	5 YEARS	10 YEARS
25.56%	11.52%	8.32%	8.21%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner. Since inception data shown for ICE BofAML All U.S. Convertibles ex Mandatory Index is from 5/31/99 since data is only available for full monthly periods.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper.

The ICE BofA Merrill Lynch All U.S. Convertibles EX Mandatory Index represents the U.S. convertible market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICEBofAML indices and related data on an `as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

6   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2019 to December 31, 2019, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, July 1, 2019, and held through December 31, 2019.

Actual Expenses per $1,000*	$6.67
Actual - Ending Balance	$1,084.20
Hypothetical Expenses per $1,000*	$6.46
Hypothetical - Ending Value	$1,018.80
Annualized expense ratio	1.27%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

8   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2019

See accompanying Notes to Schedule of Investments

Principal Amount		Value
CORPORATE BONDS (2.6%)
Communication Services (0.5%)
135,000	Alphabet, Inc. 3.375%, 02/25/24	$143,604

Consumer Discretionary (1.0%)
53,000	Dana, Inc.^ 5.500%, 12/15/24	54,700
100,000	Home Depot, Inc.^ 2.700%, 04/01/23	102,520
95,000	L Brands, Inc. 5.625%, 02/15/22	100,361
25,000	Lowe’s Companies, Inc.^ 3.875%, 09/15/23	26,505
		284,086

Consumer Staples (0.5%)
135,000	Walmart, Inc. 3.300%, 04/22/24	141,983

Financials (0.2%)
50,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	51,398

Health Care (0.1%)
30,000	Universal Health Services, Inc.* 4.750%, 08/01/22	30,411

Information Technology (0.3%)
65,000	Apple, Inc. 3.450%, 05/06/24	69,110
	TOTAL CORPORATE BONDS (Cost $701,501)	720,592

CONVERTIBLE BONDS (12.2%)
Communication Services (3.2%)
110,000	GCI Liberty, Inc.* 1.750%, 09/30/46	152,153
	Liberty Media Corp.
125,000	2.250%, 09/30/46	72,161
90,000	1.375%, 10/15/23	120,651
63,000	2.750%, 12/01/49^*	65,955
65,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	68,460
105,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	139,912
27,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	33,169
55,000	Sea, Ltd.* 1.000%, 12/01/24	60,228
52,000	Snap, Inc.* 0.750%, 08/01/26	54,287
70,000	Twitter, Inc.^ 0.250%, 06/15/24	67,949

Principal Amount		Value
65,000	Zynga, Inc.* 0.250%, 06/01/24	$66,552
		901,477

Consumer Discretionary (1.4%)
60,000	Booking Holdings, Inc. 0.350%, 06/15/20	93,525
25,000	Chegg, Inc.* 0.125%, 03/15/25	25,734
28,000	DISH Network Corp. 3.375%, 08/15/26	27,065
55,000	Etsy, Inc.^* 0.125%, 10/01/26	49,690
41,000	Guess, Inc.* 2.000%, 04/15/24	45,515
65,000	Tesla, Inc. 2.000%, 05/15/24	98,697
55,000	Winnebago Industries, Inc.^* 1.500%, 04/01/25	59,167
		399,393

Financials (1.6%)
50,000	Ares Capital Corp. 4.625%, 03/01/24	53,360
200,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	232,368
155,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	167,237
		452,965

Health Care (1.2%)
23,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	25,001
65,000	CONMED Corp.* 2.625%, 02/01/24	89,614
65,000	Exact Sciences Corp.^ 0.375%, 03/15/27	74,026
65,000	Insulet Corp.* 0.375%, 09/01/26	67,079
21,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	32,270
36,000	Repligen Corp. 0.375%, 07/15/24	38,847
		326,837

Industrials (0.3%)
55,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	53,806
35,000	Chart Industries, Inc.* 1.000%, 11/15/24	46,294
		100,100

Schedule of Investments December 31, 2019

See accompanying Notes to Schedule of Investments

Principal Amount		Value

Information Technology (3.6%)
60,000	Akamai Technologies, Inc.* 0.375%, 09/01/27	$59,261
50,000	Coupa Software, Inc.^* 0.125%, 06/15/25	59,479
20,000	CyberArk Software, Ltd.* 0.000%, 11/15/24	20,680
35,000	DocuSign, Inc.^ 0.500%, 09/15/23	43,551
31,000	Euronet Worldwide, Inc.^* 0.750%, 03/15/49	37,172
23,000	II-VI, Inc. 0.250%, 09/01/22	23,600
55,000	Lumentum Holdings, Inc.^* 0.500%, 12/15/26	60,265
80,000	Microchip Technology, Inc. 1.625%, 02/15/27	113,827
65,000	Okta, Inc.* 0.125%, 09/01/25	63,094
64,000	ON Semiconductor Corp.^ 1.000%, 12/01/20	87,165
37,000	Palo Alto Networks, Inc.^ 0.750%, 07/01/23	40,868
65,000	Proofpoint, Inc.* 0.250%, 08/15/24	66,936
26,000	Pure Storage, Inc. 0.125%, 04/15/23	25,989
26,000	Q2 Holdings, Inc.^* 0.750%, 06/01/26	29,924
58,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	77,015
35,000	Splunk, Inc. 0.500%, 09/15/23	42,210
47,000	Wix.com, Ltd.^ 0.000%, 07/01/23	53,502
46,000	Workday, Inc.^ 0.250%, 10/01/22	58,885
32,000	Zendesk, Inc.^ 0.250%, 03/15/23	43,893
		1,007,316

Real Estate (0.4%)
23,000	Extra Space Storage, LP^* 3.125%, 10/01/35	26,879
70,000	IH Merger Sub, LLC 3.500%, 01/15/22	94,177
		121,056

Utilities (0.5%)
120,000	NRG Energy, Inc.^ 2.750%, 06/01/48	136,339

	TOTAL CONVERTIBLE BONDS (Cost $3,115,623)	3,445,483

Principal Amount		Value
U.S. Government And Agency Securities (1.4%)
	United States Treasury Note
140,000	2.000%, 01/31/20^	$140,063
125,000	1.125%, 06/30/21	124,151
66,000	2.000%, 11/15/26	66,732
63,000	1.625%, 05/15/26^	62,328
	Total U.S. Government And Agency Securities (Cost $391,453)	393,274

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (8.5%)
Financials (1.1%)
4,550	AMG Capital Trust II^ 5.150%, 10/15/37	217,677
620	Assurant, Inc. 6.500%, 03/15/21	79,744
		297,421

Health Care (0.8%)
1,300	Becton Dickinson and Company 6.125%, 05/01/20	85,098
130	Danaher Corp.^ 4.750%, 04/15/22	153,275
		238,373

Industrials (1.6%)
175	Fortive Corp. 5.000%, 07/01/21	170,233
	Stanley Black & Decker, Inc.
1,316	5.250%, 11/15/22	143,391
1,165	5.375%, 05/15/20^	127,137
		440,761

Information Technology (1.1%)
260	Broadcom, Inc.^ 8.000%, 09/30/22	306,272

Real Estate (0.8%)
185	Crown Castle International Corp. 6.875%, 08/01/20	237,122

Utilities (3.1%)
2,630	American Electric Power Company, Inc. 6.125%, 03/15/22	142,362
465	Aqua America, Inc. 6.000%, 04/30/22	28,993
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)^§** 4.516%, 09/15/29	50,998
1,590	Dominion Energy, Inc. 7.250%, 06/01/22	170,114
2,140	DTE Energy Company 6.250%, 11/01/22	109,696

10   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2019

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
4,935	NextEra Energy, Inc. 4.872%, 09/01/22	$253,067
	Sempra Energy
550	6.750%, 07/15/21	65,489
400	6.000%, 01/15/21	48,008
		868,727
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,135,128)	2,388,676

Common Stocks (71.7%)
Communication Services (7.6%)
535	Alphabet, Inc. - Class A#	716,573
2,950	AT&T, Inc.	115,286
4,275	Comcast Corp. - Class A	192,247
2,255	Facebook, Inc. - Class A#	462,839
375	Netflix, Inc.#	121,339
3,610	Verizon Communications, Inc.	221,654
2,150	Walt Disney Company	310,954
		2,140,892

Consumer Discretionary (7.7%)
395	Alibaba Group Holding, Ltd.#	83,780
430	Amazon.com, Inc.#~	794,571
740	Aptiv, PLC	70,278
620	Dollar Tree, Inc.#	58,311
1,450	General Motors Company	53,070
1,130	Home Depot, Inc.	246,769
1,195	Lowe’s Companies, Inc.	143,113
650	McDonald’s Corp.	128,447
1,340	Nike, Inc. - Class B	135,755
505	Royal Caribbean Cruises, Ltd.	67,423
895	Starbucks Corp.	78,688
1,420	Target Corp.	182,058
1,310	TJX Companies, Inc.	79,989
205	Wynn Resorts, Ltd.	28,468
		2,150,720

Consumer Staples (5.4%)
4,735	Coca-Cola Company	262,082
480	Costco Wholesale Corp.	141,082
2,930	Mondelez International, Inc. - Class A	161,384
1,685	PepsiCo, Inc.	230,289
1,900	Philip Morris International, Inc.	161,671
2,760	Procter & Gamble Company	344,724
1,775	Walmart, Inc.	210,941
		1,512,173

Energy (3.4%)
2,925	Chevron Corp.	352,492
1,520	ConocoPhillips	98,846
685	EOG Resources, Inc.	57,376

NUMBER OF SHARES		VALUE
1,955	Exxon Mobil Corp.	$136,420
1,603	Hess Corp.	107,096
1,505	Marathon Petroleum Corp.	90,676
830	Pioneer Natural Resources Company	125,637
		968,543

Financials (9.9%)
3,970	American International Group, Inc.	203,780
10,435	Bank of America Corp.	367,521
1,115	Bank of New York Mellon Corp.	56,118
600	Berkshire Hathaway, Inc. - Class B#	135,900
1,335	Capital One Financial Corp.	137,385
565	Cboe Global Markets, Inc.	67,800
545	Chubb, Ltd.	84,835
2,835	Citigroup, Inc.	226,488
570	Discover Financial Services	48,347
495	Goldman Sachs Group, Inc.	113,815
1,515	Intercontinental Exchange, Inc.	140,213
3,335	JPMorgan Chase & Company	464,899
3,935	KeyCorp	79,644
1,555	Marsh & McLennan Companies, Inc.	173,243
2,065	Morgan Stanley	105,563
510	Northern Trust Corp.	54,182
2,318	Starwood Property Trust, Inc.^	57,626
2,855	US Bancorp	169,273
1,590	Zions Bancorporation, N.A.	82,553
		2,769,185

Health Care (10.2%)
350	Abbott Laboratories	30,401
1,575	Agilent Technologies, Inc.	134,363
625	Alexion Pharmaceuticals, Inc.#	67,594
505	Amgen, Inc.	121,740
351	Anthem, Inc.	106,013
2,435	Baxter International, Inc.	203,615
995	Bristol-Myers Squibb Company	63,869
315	Edwards Lifesciences Corp.#	73,486
745	Gilead Sciences, Inc.	48,410
350	Humana, Inc.	128,282
145	Intuitive Surgical, Inc.#	85,717
1,705	Johnson & Johnson	248,708
815	Laboratory Corp. of America Holdings#	137,874
2,060	Medtronic, PLC	233,707
2,915	Merck & Company, Inc.	265,119
6,470	Pfizer, Inc.	253,495
230	Stryker Corp.	48,286
100	Teleflex, Inc.	37,644
435	Thermo Fisher Scientific, Inc.	141,318
1,465	UnitedHealth Group, Inc.	430,681
		2,860,322

Schedule of Investments December 31, 2019

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Industrials (7.9%)
845	Boeing Company	$275,267
3,030	CSX Corp.	219,251
3,290	Delta Air Lines, Inc.	192,399
1,670	Emerson Electric Company	127,354
6,300	General Electric Company	70,308
1,610	Honeywell International, Inc.	284,970
400	Lockheed Martin Corp.	155,752
5,585	Masco Corp.	268,024
675	Northrop Grumman Corp.	232,180
5,289	Rexnord Corp.#	172,527
1,245	Union Pacific Corp.	225,084
		2,223,116

Information Technology (17.5%)
820	Accenture, PLC - Class A	172,667
335	Adobe, Inc.#~	110,486
3,950	Apple, Inc.	1,159,917
4,195	Cisco Systems, Inc.	201,192
1,375	Fidelity National Information Services, Inc.	191,249
495	Global Payments, Inc.	90,367
1,955	Intel Corp.	117,007
639	Lam Research Corp.	186,844
1,335	Marvell Technology Group, Ltd.^	35,458
1,030	MasterCard, Inc. - Class A	307,548
1,150	Micron Technology, Inc.#	61,847
8,335	Microsoft Corp.~	1,314,429
615	NVIDIA Corp.	144,709
1,410	Oracle Corp.	74,702
765	QUALCOMM, Inc.	67,496
800	Salesforce.com, Inc.#	130,112
510	Skyworks Solutions, Inc.	61,649
995	Taiwan Semiconductor Manufacturing Company, Ltd.	57,810
2,370	Visa, Inc. - Class A	445,323
		4,930,812

Materials (0.9%)
895	Corteva, Inc.#	26,456
895	DuPont de Nemours, Inc.	57,459
830	Linde, PLC	176,707
		260,622

Real Estate (1.0%)
945	American Tower Corp.	217,180
805	Welltower, Inc.	65,833
		283,013

Utilities (0.2%)
1,240	Exelon Corp.	56,532
	Total Common Stocks (Cost $12,658,659)	20,155,930

NUMBER OF SHARES		VALUE
Exchange-Traded Funds (1.0%)
Other (1.0%)
3,095	iShares MSCI EAFE ETF	$214,917
1,425	iShares MSCI Emerging Markets ETF	63,939
	Total Exchange-Traded Funds (Cost $280,381)	278,856

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.6%) #
Consumer Staples (0.0%)
6 54,624	Tyson Foods, Inc. Call, 04/17/20, Strike $95.00	1,890

Health Care (0.0%)
2 59,346	Biogen, Inc. Call, 01/17/20, Strike $320.00	180
15 152,790	Health Care Select Sector SPDR Call, 03/20/20, Strike $104.33	2,558
		2,738

Other (0.6%)
	Energy Select Sector SPDR Fund
40 240,160	Call, 03/20/20, Strike $64.00	5,300
20 120,080	Call, 03/20/20, Strike $62.21	2,650
735 5,103,840	iShares MSCI EAFE ETF Call, 03/20/20, Strike $71.00	65,047
	iShares MSCI Emerging Markets
420 1,884,540	Call, 03/20/20, Strike $45.73	48,720
35 157,045	Call, 01/17/20, Strike $43.23	6,720
7 84,357	iShares Nasdaq Biotechnology ETF Call, 03/20/20, Strike $124.00	2,240
90 1,491,030	iShares Russell 2000 ETF Call, 02/21/20, Strike $172.00	9,945
22 204,776	iShares U.S. Real Estate ETF Put, 01/17/20, Strike $92.00	1,056
	S&P 500 Index
5 1,615,390	Put, 01/31/20, Strike $3,120.00	8,375
4 1,292,312	Put, 02/28/20, Strike $3,180.00	18,200
52 336,024	Utilities Select Sector SPDR Fund Put, 01/17/20, Strike $62.00	364
		168,617
	Total PURCHASED OPTIONS (Cost $147,952)	173,245

12   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2019

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
Short Term Investments (1.6%)
225,127	Fidelity Prime Money Market Fund - Institutional Class, 1.740%***	$225,217
224,411	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.510%***	224,411
	Total Short` Term Investments (Cost $449,620)	449,628

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (7.9%)
2,212,407	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,212,407)	2,212,407
	TOTAL INVESTMENTS (107.5%) (Cost $22,092,724)	30,218,091

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-7.9%)		(2,212,407)

OTHER ASSETS, LESS LIABILITIES (0.4%)		106,763

NET ASSETS (100.0%)		$28,112,447

Forward Foreign Currency Contracts

COUNTERPARTY	LONG Contracts	SETTLEMENT Date	LOCAL Currency	Current Value	UNREALIZED Gain
Bank of New York	Hong Kong Dollar	1/22/20	122,000	$15,653	$97
State Street Bank and Trust	Hong Kong Dollar	1/22/20	80,000	10,264	54
					$151

COUNTERPARTY	Short Contracts	SETTLEMENT Date	LOCAL Currency	Current Value	UNREALIZED Loss
State Street Bank and Trust	Hong Kong Dollar	1/22/20	137,000	$17,577	$(75)
State Street Bank and Trust	New Taiwanese Dollar	1/22/20	1,610,000	53,758	(195)
State Street Bank and Trust	Hong Kong Dollar	1/22/20	1,311,000	168,205	(962)
					$(1,232)

NOTES TO SCHEDULE OF INVESTMENTS

^Security, or portion of security, is on loan.

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at December 31, 2019.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $48,730.

***The rate disclosed is the 7 day net yield as of December 31, 2019.

†Represents investment of cash collateral received from securities on loan as of December 31, 2019.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Statement of Assets and Liabilities December 31, 2019

See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $22,092,724)	$30,218,091
Cash with custodian (interest bearing)	6,292
Unrealized appreciation on forward foreign currency contracts	151
Receivables:
Accrued interest and dividends	42,440
Investments sold	169,127
Prepaid expenses	207
Other assets	74,247
Total assets	30,510,555

LIABILITIES
Collateral for securities loaned	2,212,407
Unrealized depreciation on forward foreign currency contracts	1,232
Payables:
Investments purchased	40,787
Portfolio shares redeemed	2,689
Affiliates:
Investment advisory fees	17,870
Deferred compensation to trustees	74,247
Trustees’ fees and officer compensation	132
Other accounts payable and accrued liabilities	48,744
Total liabilities	2,398,108
NET ASSETS	$28,112,447

COMPOSITION OF NET ASSETS
Paid in capital	$20,013,343
Undistributed net investment income (loss)	(318,641)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	293,459
Unrealized appreciation (depreciation) of investments	8,124,286
NET ASSETS	$28,112,447
Shares outstanding (no par value; unlimited number of shares authorized)	1,653,076
Net asset value and redemption price per share	$17.01

14   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

See accompanying Notes to Financial Statements

Statement of Operations Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$164,073
Dividends	482,639
Dividend taxes withheld	(86)
Total investment income	646,626

EXPENSES
Investment advisory fees	199,079
Audit fees	47,450
Legal fees	47,100
Printing and mailing fees	25,232
Trustees’ fees and officer compensation	15,729
Accounting fees	13,136
Custodian fees	7,458
Transfer agent fees	1,963
Other	576
Total expenses	357,723
NET INVESTMENT INCOME (LOSS)	288,903

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	924,737
Purchased options	(263,521)
Foreign currency transactions	(176)
Forward foreign currency contracts	1,974
Written options	5,551
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	4,920,506
Purchased options	101,711
Forward foreign currency contracts	(2,220)
Written options	76
NET GAIN (LOSS)	5,688,638
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,977,541

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018

OPERATIONS
Net investment income (loss)	$288,903	$308,680
Net realized gain (loss)	668,565	1,124,751
Change in unrealized appreciation/(depreciation)	5,020,073	(2,474,832)
Net increase (decrease) in net assets resulting from operations	5,977,541	(1,041,401)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(913,841)	(1,403,435)

CAPITAL SHARE TRANSACTIONS
Issued	1,668,710	1,341,849
Issued in reinvestment of distributions	913,841	1,403,435
Redeemed	(3,574,978)	(3,146,075)
Net increase (decrease) in net assets from capital share transactions	(992,427)	(400,791)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,071,273	(2,845,627)

NET ASSETS
Beginning of year	$24,041,174	$26,886,801
End of year	$28,112,447	$24,041,174

CAPITAL SHARE TRANSACTIONS
Shares issued	104,364	83,976
Shares issued in reinvestment of distributions	56,170	98,666
Shares redeemed	(223,561)	(196,885)
Net increase (decrease) in capital shares outstanding	(63,027)	(14,243)

16   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

Newly adopted accounting pronouncement. In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables --Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolio has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. The application of this guidance did not have a material impact on the Portfolio's financial statements.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines

Notes to Financial Statements

its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of December 31, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

18   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

The Portfolio has an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Portfolio. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of the Portfolio, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Portfolio’s holdings. The Portfolio has an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Portfolio. These services include: monitoring the calculation of expense accrual amounts for the Portfolio and making any necessary modifications; managing the Portfolio’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Portfolio; preparing financial reporting statements for the Portfolio; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $74,247 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2019. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2019.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended December 31, 2019 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$5,437,510
Proceeds from sales	110,000	7,240,324

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$22,171,190
Gross unrealized appreciation	8,362,228
Gross unrealized depreciation	(315,327)
Net unrealized appreciation (depreciation)	$8,046,901

Note 4 – Income Taxes

For the fiscal year ended December 31, 2019, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(2,517)
Undistributed net investment income/(loss)	(101,964)
Accumulated net realized gain/(loss) on investments	104,481

Distributions were characterized for federal income tax purposes as follows:

	Year Ended	Year Ended
Distributions paid from:	December 31, 2019	December 31, 2018
Ordinary income	$405,449	$697,814
Long-term capital gains	508,392	705,621
Return of capital	0	0

As of December 31, 2019, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	165,843
Total undistributed earnings	165,843
Accumulated capital and other losses	—
Net unrealized gains/(losses)	8,045,820
Total accumulated earnings/(losses)	8,211,663
Other	(112,559)
Paid-in-capital	20,013,343
Net assets applicable to common shareholders	$28,112,447

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.  The master netting agreement and

20   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian.  The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of December 31, 2019, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2019, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

As of December 31, 2019, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$151	$1,232
Purchased options(2)	173,245	—
	$173,396	$1,232

(1) Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2) Generally, the Statement of Assets and Liabilities location for Purchased options is Investments in securities, at value.

Notes to Financial Statements

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of December 31, 2019:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of New York	ISDA	$97	$—	—	$97	$—
State Street Bank and Trust	ISDA	54	1,232	—	—	1,178
		$151	$1,232	$—	$97	$1,178

For the year ended December 31, 2019, the volume of derivative activity for the Portfolio is reflected below:*

Volume
Forward foreign currency contracts	701,460
Purchased options	4,003
Written options	188

*Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At December 31, 2019, the Portfolio held securities valued at $2,212,407 that were on loan to broker-dealers and banks. The Portfolio also held collateral of $855,135 and $1,367,914 in equity and fixed income securities, respectively, and an additional $10,642 in excess of the amount due to the counterparty, which is reflected as a corresponding liability for such collateral of $2,212,407.

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at December 31, 2019.

22   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$720,592	$—	$720,592
Convertible Bonds	—	3,445,483	—	3,445,483
U.S. Government and Agency Securities	—	393,274	—	393,274
Convertible Preferred Stocks	2,120,001	268,675	—	2,388,676
Common Stocks U.S.	20,155,930	—	—	20,155,930
Exchange-Traded Funds	278,856	—	—	278,856
Purchased options	173,245	—	—	173,245
Short Term Investments	449,628	—	—	449,628
Investment of Cash Collateral For Securities Loaned	—	2,212,407	—	2,212,407
Forward Foreign Currency Contracts	—	151	—	151
Total	$23,177,660	$7,040,582	$—	$30,218,242
Liabilities:
Forward Foreign Currency Contracts	$—	$1,232	$—	$1,232
Total	$—	$1,232	$—	$1,232

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$14.01	$15.54	$14.24	$14.07	$14.87
Income from investment operations:
Net investment income (loss)(a)	0.17	0.18	0.16	0.15	0.20
Net realized and unrealized gain (loss)	3.38	(0.85)	2.03	0.74	(0.03)
Total from investment operations	3.55	(0.67)	2.19	0.89	0.17
Less distributions to common shareholders from:
Net investment income	(0.26)	(0.21)	(0.13)	(0.35)	(0.40)
Net realized gains	(0.29)	(0.65)	(0.76)	(0.37)	(0.57)
Total distributions	(0.55)	(0.86)	(0.89)	(0.72)	(0.97)
Net asset value, end of year	$17.01	$14.01	$15.54	$14.24	$14.07
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value(c)	25.56%	(4.39)%	15.51%	6.32%	1.12%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses	1.35%	1.35%	1.48%	1.57%	1.46%
Net investment income (loss)	1.09%	1.15%	1.05%	1.07%	1.36%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$28,112	$24,041	$26,887	$24,941	$26,283
Portfolio turnover rate	21.4%	21.7%	32.0%	28.5%	21.4%

(a)Net investment income allocated based on average shares method.

(b)Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If they did, performance would be lower.

(c)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

24   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Calamos Advisors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Growth and Income Portfolio (the “Fund”), the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Calamos Growth and Income Portfolio of Calamos Advisors Trust as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

February 7, 2020

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of Calamos Advisors Trust (“Trust”) oversees the management of Calamos Growth and Income Portfolio (“Portfolio”), a series of the Trust, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Portfolio. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on July 9, 2019, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Portfolio were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Portfolio through July 31, 2020, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether potential economies may be shared, in some measure, with Portfolio investors and (vi) other benefits to the Adviser from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Portfolio took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Portfolio; and the Adviser’s performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Portfolio. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Portfolio, which further aligns the interests of the Adviser and its personnel with those of the Portfolio’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Portfolio’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Portfolio’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the investment teams, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over the one-, three-, five- and ten-year periods ended March 31, 2019, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category”) selected by an independent third-party service provider.

The Board considered that the Portfolio outperformed its Category median for the one-, three- and five-year periods, though it underperformed for the ten-year period.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

26   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and noted the Adviser’s assertion that the Adviser no longer manages sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Portfolio, the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to creation and sponsorship of the Portfolio. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Portfolio’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Portfolio’s investment manager and of the Adviser and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are higher than the respective medians of the Portfolio’s Expense Group. The Board reviewed the Portfolio’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Portfolio. The Board concluded that while the Adviser may potentially benefit from its relationship with the Portfolio in ways other than the fees payable by the Portfolio, the Portfolio also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of the Adviser and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for the Portfolio with the Adviser was in the best interest of the Portfolio and its shareholders.

Trustees and Officers (Unaudited)

The management of the Portfolio, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Portfolio and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Portfolio or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Portfolio shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Portfolio, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Portfolio:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	26

Founder, Chairman and Global Chief Investment Officer,Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors,and CWM

Trustees who are not interested persons of the Portfolio:
John E. Neal, (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019)	26

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002)	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since 2018); JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)******	Trustee (since 2004); Lead Independent Trustee (2005-July 2019)	26	Private investor

David D. Tripple, (1944)******	Trustee (since 2006)	26	Private investor; Trustee, Century Capital Management Trust (open-end mutual funds) (2004-2018)***

Virginia G. Breen, (1964)	Trustee (since 2015)	26

Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

28   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Lloyd A. Wennlund, (1957)	Trustee (since 2018)	26

Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since December 2019)	26

Member (since 2015) of Desert Mountain Community Foundation Advisory Board (nonprofit organization); Emeritus Trustee (since 2007) of Lehigh University; member, Women's Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of OppenheimerFunds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since December 2019)	26	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**Overseeing 161 portfolios in fund complex.

***Overseeing two portfolios in fund complex.

****Overseeing five portfolios in fund complex.

*****Overseeing four portfolios in fund complex.

******Messrs. Timbers and Tripple retired as Trustees of the Calamos Fund Complex effective January 1, 2020.

^The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund, CALAMOS Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Portfolio. The following table sets forth each other officer’s name, year of birth, position with the Portfolio and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Dave Vanisko, (1968)	Treasurer (since August 2019)	Head of Fund Administration (since August 2019), Calamos Advisors; prior thereto Assistant Controller (2003-August 2019)

Robert F. Behan, (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

30   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Calamos Advisors Trust (the “Trust”), on behalf of its series, Calamos Growth and Income Portfolio (the “Portfolio”), has established a liquidity risk management program to govern the Portfolio’s approach to managing liquidity risk (the “Program”). The Program is overseen by the Liquidity Committee, a committee comprised of representatives of the Trust’s investment adviser, Calamos Advisors LLC. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Liquidity Committee to oversee the Program.

The Program’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Portfolio’s liquidity and the periodic classification and re-classification of the Portfolio’s investments into groupings that reflect the Liquidity Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on December 17, 2019, the Trustees received a report from the Liquidity Committee regarding the design and operational effectiveness of the Program since its implementation on June 1, 2019. The Liquidity Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage the Portfolio’s liquidity risk and has operated adequately and effectively to manage the Portfolio’s liquidity risk since implementation. The Liquidity Committee reported that during the period covered by the report, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Portfolio is not required to have a highly liquid investment minimum based on its liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Portfolio’s prospectus for more information regarding the Portfolio’s exposure to liquidity risk and other principal risks to which an investment in the Portfolio may be subject.

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2020, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $508,392 as capital gain dividends for the fiscal year ended December 31, 2019.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $414,732, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2019.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 66.61% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.

KCLANR 2146 2019

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the unaudited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2018	12/31/2019
Audit Fees(a)	$30,500	$31,000
Audit-Related Fees(b)	$12,000	$12,200
Tax Fees(c)	$—	$1,147
All Other Fees(d)	$—	$—
Total	$42,500	$44,347

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2018	12/31/2019
Registrant	$—	$1,147
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

a) Included in the Report to Shareholders in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 12, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 12, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 12, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 12, 2020